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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in the Form 10-K into the Company's previously filed Registration Statements, File Nos. 33-43860, 33-46317, 33-87108, 33-60029,
33-64992, 33-63169, 333-00785 and 333-00787.

                                                             ARTHUR ANDERSEN LLP

March 25, 1997




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